                            THE MALAYSIA FUND, INC.

---------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                           William G. Morton, Jr.
CHAIRMAN OF THE BOARD                     DIRECTOR
OF DIRECTORS                              James W. Grisham
Warren J. Olsen                           VICE PRESIDENT
PRESIDENT AND DIRECTOR                    Michael F. Klein
Peter J. Chase                            VICE PRESIDENT
DIRECTOR                                  Harold J. Schaaff, Jr.
John W. Croghan                           VICE PRESIDENT
DIRECTOR                                  Joseph P. Stadler
David B. Gill                             VICE PRESIDENT
DIRECTOR                                  Valerie Y. Lewis
Graham E. Jones                           SECRETARY
DIRECTOR                                  James R. Rooney
John A. Levin                             TREASURER
DIRECTOR                                  Belinda A. Brady
Dato Malek Merican                        ASSISTANT TREASURER
DIRECTOR

---------------------------------------------
U.S. INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER
Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lumpur, Malaysia
--------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank
770 Broadway
New York, New York 10003
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(617) 575-3120
--------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                      THE
                                 MALAYSIA FUND,
                                      INC.

                             ---------------------

                              FIRST QUARTER REPORT
                                 MARCH 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the three months ended March 31, 1997, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -1.76%, compared to -1.01% for the U.S. dollar adjusted Kuala Lumpur Stock Exchange Index (the "Index"). For the one year ended March 31, 1997, the Fund had a total return, based on net asset value per share, of 2.58% compared with 7.02% for the Index. For the period since the Fund's commencement of operations on May 4, 1987, through March 31, 1997, the Fund's total return, based on net asset value per share, was 209.04% compared to 207.56% for the Index. On March 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $17.25, representing a 9.0% discount to the Fund's net asset value per share.

The Malaysian market started the year on a strong note buoyed by expectations of good earnings growth and continued gross domestic product (GDP) expansion. While earnings results generally came in ahead of expectations, the market gradually gave up its gains during the first quarter as sentiment was undermined by the sharp declines on Wall Street and the hike in U.S. short-term interest rates.

Exacerbating the situation further, Bank Negara introduced fresh directives to curb the strong growth in loans in the property and share financing sectors. These largely unexpected measures sparked a sell-off in banks, finance and property stocks resulting in the KLSE Index closing the quarter with a loss of 2.82%.

While the Malaysian economy continued to record an above 8.0% GDP growth for the tenth consecutive year, signs of a moderating momentum have begun to surface. Reflecting the reduction in the backlog of major infrastructure projects, the construction sector's growth slowed to 13.0% in 1996 from 17.3% in the previous year. Poor performance of major export markets coupled with a significant downcycle in the electronics industry led the manufacturing sector to also grow by a lower 12.2% versus 14.5% in the preceding year. For 1997, the Central Bank has given a more conservative forecast of GDP growth of between 7.8% to 8.2%.

On the inflation front, the measures taken by Bank Negara are expected to squeeze out some of the excesses that might have developed in the property and share lending sectors and the consumer price index has not show signs of deterioration at 3.5%.

After a prolonged period of more than two years of relatively tight monetary policy, interest rates initially appeared to have room for a decline of between 50 to 75 basis points for 1997, especially when viewed in the context of a slowing economy. However, the possibility of lower interest rates has been diminished by the recent increase in U.S. short-term interest rates as well as Bank Negara's latest measures to curb lending to unproductive sectors.

Finally, the current account deficit, which showed a sharp improvement in 1996, is expected to remain stubborn at 5.5% of GNP for 1997 as imports of capital goods are expected to rise.

The Fund's underperformance of the Index for the first quarter was largely due to its underweight position in Tenaga, which was remarkably resilient in a falling market. The Fund's relative performance was also eroded by the underperformance of some of its significant holdings in Rothmans Malaysia (-17.0%). Sime Darby (-9.1%), and Resorts World (-7.8%). However, the strong gains of some of the Fund's other holdings in Oriental Holdings (+30.2%) and Dialog Group (+12.5%) helped to mitigate the underperformance.

Following Bank Negara's announcement discussed above, the Fund has raised its cash level to 10% as a defensive move to protect its capital in an environment of increased market volatility and a significantly less favorable market outlook. Stock holdings also will be adjusted to favor stocks which are less vulnerable to the current measures as well as stocks with more defensive attributes.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

[SIGNATURE]
Ean Wah Chin
SENIOR PORTFOLIO MANAGER

 [SIGNATURE]
Joseph Tern
PORTFOLIO MANAGER
April 1997

The Malaysia Fund, Inc.
Investment Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                           TOTAL RETURN (%)
                             ----------------------------------------------------------------------------

                                 MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                             ------------------------  ------------------------  ------------------------
                                            AVERAGE                   AVERAGE                   AVERAGE
                              CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                             ------------------------  ------------------------  ------------------------
FISCAL YEAR TO DATE               -1.43%          --        -1.76%          --        -1.01%          --
ONE YEAR                           0.26         0.26%        2.58         2.58%        7.02         7.02%
FIVE YEAR                        102.11+       15.11+      115.20+       16.56+      111.24        16.13
SINCE INCEPTION*                 181.31+       11.00+      209.04+       12.05+      207.56        12.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION
A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                               1987*      1988       1989       1990       1991       1992       1993       1994       1995
Net Asset Value Per Share       $ 7.42     $ 8.98    $ 13.77    $ 12.41    $ 13.55    $ 16.28    $ 27.32    $ 18.57     $18.58
Market Value Per Share          $ 5.88     $ 7.50    $ 18.75    $ 11.38    $ 11.75    $ 16.25    $ 28.00    $ 17.38     $17.00
Premium/(Discount)              -20.8%     -16.5%      36.2%      -8.3%     -13.3%      -0.2%       2.5%      -6.4%      -8.5%
Income Dividends                 $0.15      $0.17      $0.11      $0.21      $0.07          -      $0.16      $0.02          -
Capital Gains Distributions          -          -          -          -          -          -      $1.13      $3.59      $0.84
Fund Total Return (2)          -32.20%     23.32%     54.57%     -8.35%      9.80%     20.15%    98.28%+    -18.87%      4.33%
Index Total Return (3)         -33.54%     25.73%     57.91%    -10.02%      9.13%     20.19%     92.60%    -19.66%      3.05%

 YEARS ENDED DECEMBER 31:
                                         THREE MONTHS ENDED
                               1996        MARCH 31, 1997
Net Asset Value Per Share       $19.29                 $18.05
Market Value Per Share          $17.50                 $17.25
Premium/(Discount)               -9.3%                 -9.07%
Income Dividends                     -                      -
Capital Gains Distributions      $2.82                      -
Fund Total Return (2)           19.93%                 -1.75%
Index Total Return (3)          25.12%                 -1.01%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The U.S. dollar adjusted Kuala Lumpur Stock Exchange (KLSE) Composite Index is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends.

 * The Fund commenced operations on May 4, 1987.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

The Malaysia Fund, Inc.
Portfolio Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            99.2%
Short-Term Investments        0.8%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                         13.8%
Broadcasting & Publishing        3.8%
Construction & Housing           6.1%
Energy Sources                   5.0%
Financial Services               7.5%
Leisure & Tourism               15.2%
Machinery & Engineering          5.4%
Multi-Industry                  16.7%
Telecommunications               7.6%
Utilities - Electrical &
Gas                              4.2%
Other                           14.7%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                              PERCENT OF
                                                              NET ASSETS
                                                            ---------------
       1.  Malayan Banking Bhd                                      9.1%
       2.  Telekom Malaysia Bhd                                     7.6
       3.  Genting Bhd                                              7.3
       4.  Sime Darby Bhd                                           6.1
       5.  United Engineers                                         5.4

                                                              PERCENT OF
                                                              NET ASSETS
                                                            ---------------

       6.  Dialog Group Bhd                                         5.0%
       7.  Resorts World Bhd                                        4.5
       8.  Tenaga Nasional Bhd                                      4.2
       9.  Renong Bhd                                               4.1
      10.  IJM Corp. Bhd                                            4.0
                                                                    ---
                                                                   57.3%
                                                                    ---
                                                                    ---

INVESTMENTS (UNAUDITED)
---------

MARCH 31, 1997

                                                                     VALUE
                                                   SHARES            (000)
-----------------------------------------------------------------
-------------
COMMON STOCKS (98.5%)
(Unless otherwise noted)
--------------------------------------------------
----------
AUTOMOBILES (3.6%)
  Edaran Otomobil Nasional Bhd                    265,000   U.S.$    2,673
  Oriental Holdings Bhd                           297,200            2,686
  Perusahaan Otomobil Nasional                    200,000            1,267
                                                            --------------
                                                                     6,626
                                                            --------------
-----------------------------------------------------------------
-------------
BANKING (13.8%)
  Commerce Asset Holding Bhd                      607,000            4,262
  Kwong Yik Bank Bhd                              800,000            2,986
  Malayan Banking Bhd                           1,472,100           16,781
  Southern Bank Bhd (Foreign)                     500,000            1,493
                                                            --------------
                                                                    25,522
                                                            --------------
-----------------------------------------------------------------
-------------
BEVERAGES & TOBACCO (2.9%)
  Rothmans of Pall Mall Bhd                       600,000            5,327
                                                            --------------
-----------------------------------------------------------------
-------------
BROADCASTING & PUBLISHING (3.8%)
  Nanyang Press Bhd                               350,000            1,335
  New Straits Times Press Bhd                     363,000            2,226
  Star Publications                               813,000            3,346
                                                            --------------
                                                                     6,907
                                                            --------------
-----------------------------------------------------------------
-------------
CONSTRUCTION & HOUSING (6.1%)
  Gamuda Bhd                                      402,000            1,525
  Gopeng Bhd                                      250,000              509
  IJM Corp. Bhd                                 3,000,000            7,384
  Magna Prima Bhd                                 300,000            1,913
                                                            --------------
                                                                    11,331
                                                            --------------
-----------------------------------------------------------------
-------------
ENERGY SOURCES (5.0%)
  Dialog Group Bhd                                559,000            9,135
                                                            --------------
-----------------------------------------------------------------
-------------
FINANCIAL SERVICES (7.5%)
  Affin Holdings Bhd                              253,000              719
  Gadek Capital Bhd                             1,300,000            3,436
  Hong Leong Credit Bhd                           316,199            2,067
  MBF Capital Bhd                                 688,000            1,216
  Rashid Hussain Bhd                              800,000            6,295
                                                            --------------
                                                                    13,733
                                                            --------------
-----------------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (1.8%)
  Kentucky Fried Chicken Holdings Bhd             675,000            3,159
  Kentucky Fried Chicken Holdings Bhd
    (Warrants), expiring 2/7/01                   135,000              218
                                                            --------------
                                                                     3,377
                                                            --------------
-----------------------------------------------------------------
-------------
FOREST PRODUCTS & PAPER (1.4%)
  Jaya Tiasa Holdings Bhd                         469,000            2,612
                                                            --------------
-----------------------------------------------------------------
-------------

                                                                     VALUE
                                                   SHARES            (000)

-----------------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (0.7%)
  Leader Universal Holdings Bhd                   544,000   U.S.$    1,218
                                                            --------------
-----------------------------------------------------------------
-------------
INSURANCE (0.8%)
  Malaysian National Reinsurance Bhd              500,000            1,544
                                                            --------------
-----------------------------------------------------------------
-------------
LEISURE & TOURISM (15.2%)
  Berjaya Group Bhd                             3,300,000            3,995
  Genting Bhd                                   1,974,000           13,382
  Resorts World Bhd                             1,936,666            8,283
  Tanjong plc                                     600,000            2,385
                                                            --------------
                                                                    28,045
                                                            --------------
-----------------------------------------------------------------
-------------
MACHINERY & ENGINEERING (5.4%)
  United Engineers                              1,136,000            9,901
                                                            --------------
-----------------------------------------------------------------
-------------
MULTI-INDUSTRY (16.7%)
  Hicom Holdings Bhd                            1,550,000            4,034
  Hicom Holdings Bhd (Warrants),
    expiring 12/18/00                             220,000              266
  Killinghall Bhd                                 750,000            1,077
  Renong Bhd                                    4,500,000            7,627
  Road Builder Holdings                           800,000            4,649
  Sime Darby Bhd                                3,059,400           11,172
  Tongkah Holdings Bhd                          1,000,000            1,977
                                                            --------------
                                                                    30,802
                                                            --------------
-----------------------------------------------------------------
-------------
REAL ESTATE (1.6%)
  Sunway City Bhd                               1,163,000            2,980
                                                            --------------
-----------------------------------------------------------------
-------------
TELECOMMUNICATIONS (7.6%)
  Telekom Malaysia Bhd                          1,798,000           14,002
                                                            --------------
-----------------------------------------------------------------
-------------
TRANSPORTATION -- SHIPPING (0.4%)
  Malaysian International Shipping Bhd
    (Foreign)                                     303,000              752
                                                            --------------
-----------------------------------------------------------------
-------------
UTILITIES -- ELECTRICAL & GAS (4.2%)
  Tenaga Nasional Bhd                           1,598,000            7,802
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL COMMON STOCKS
  (Cost U.S. $130,370)                                             181,616
                                                            --------------
-----------------------------------------------------------------
-------------
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.8%)
(Interest Bearing Demand Account)
  Malaysian Ringgit (Cost U.S. $1,476)    MYR       3,653            1,474
                                                            --------------
-----------------------------------------------------------------
-------------

                                                                     VALUE
                                                                     (000)
---------------------------------------------------------
------------
TOTAL INVESTMENTS (99.3%)
  (Cost U.S. $131,846)                                      U.S.$  183,090
                                                            --------------
-----------------------------------------------------------------
-------------
OTHER ASSETS AND LIABILITIES (0.7%)
  Other Assets                            U.S. $    2,526
  Liabilities                                      (1,178)           1,348
                                          ---------------   --------------
-----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 9,732,966 issued and outstanding
    U.S. $0.01 par value shares
    (20,000,000 shares authorized)                          U.S.$  184,438
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                   U.S.$    18.95
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
NOTE: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in such markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.


                                       6